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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   August 15, 2000
                                                 -------------------------------

                          LOUISIANA-PACIFIC CORPORATION
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             (Exact name of registrant as specified in its charter)

         Delaware                        1-7107                 93-0609074
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 (State or other jurisdiction         (Commission             (IRS Employer
       of incorporation)              File Number)          Identification No.)

111 S. W. Fifth Avenue, Portland, Oregon                      97204-3699
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code   (503) 221-0800
                                                  -----------------------------

                                       N/A
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          (Former name or former address, if changed since last report)




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ITEM 5. OTHER EVENTS.

            This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by Louisiana-Pacific Corporation (the "Company") for purposes of filing, as exhibits hereto, the Underwriting Agreement, dated as of August 15, 2000, between the Company and the underwriters named therein, the Pricing Agreement, dated as of August 15, 2000 between the Company and the underwriters named therein and the form of First and Second Supplemental Trust Indentures contemplated to be entered into between the Company and Bank One Trust Company, N.A., as Trustee, in each case, in connection with the proposed sale by the Company of $190,000,000 aggregate principal amount of its 8.50% Senior Notes due 2005 and $200,000,000 aggregate principal amount of its 8.875% Senior Notes due 2010.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            The following exhibits are filed herewith:

            1.1 Underwriting Agreement, dated as of August 15, 2000, between Louisiana-Pacific Corporation and the underwriters named therein.

            1.2 Pricing Agreement, dated as of August 15, 2000, between Louisiana-Pacific Corporation and the underwriters named therein.

            4.1 Form of First Supplemental Trust Indenture between Louisiana-Pacific Corporation and Bank One Trust Company, N.A., as Trustee.

            4.2 Form of Second Supplemental Trust Indenture between Louisiana-Pacific Corporation and Bank One Trust Company, N.A., as Trustee.

            99.1  Press Release.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              LOUISIANA-PACIFIC CORPORATION
                                         ---------------------------------------
                                                       (Registrant)

          August 16, 2000                         /s/ Gary C. Wilkerson
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                Date                     Gary C. Wilkerson, Vice President and
                                                      General Counsel



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                                  EXHIBIT INDEX



 EXHIBIT NUMBER                        DESCRIPTION

         1.1 Underwriting Agreement, dated as of August 15, 2000, between Louisiana-Pacific Corporation and the underwriters named therein.

         1.2 Pricing Agreement, dated as of August 15, 2000, between Louisiana-Pacific Corporation and the underwriters named therein.

         4.1 Form of First Supplemental Trust Indenture between Louisiana-Pacific Corporation and Bank One Trust Company, N.A., as Trustee.

         4.2 Form of Second Supplemental Trust Indenture between Louisiana-Pacific Corporation and Bank One Trust Company, N.A., as Trustee.

         99.1     Press Release.